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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement of Mac-Gray Corporation on Form S-8 (File No. 333-44117), of our report dated February 17, 1998, relating to the financial statements of Amerivend Corporation, appearing in this Form 8-K/A.

/s/   MORRISON, BROWN, ARGIZ & COMPANY



Miami, Florida
July 7, 1998